Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and any amendments to it with respect to the common stock, par value $0.01 per share, of Brookfield Real Estate Income Trust Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to those joint filings. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: June 6, 2022
BROOKFIELD ASSET MANAGEMENT INC.

	By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Senior Vice President

BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.

	By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Secretary

BROOKFIELD HOLDINGS CANADA INC.

	By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Vice President and Secretary

BROOKFIELD US HOLDINGS INC.

	By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Vice President and Secretary

BROOKFIELD US INC.

	By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Secretary

BROOKFIELD US II INC.

	By:	/s/ Melissa Lang
	Name:	Melissa Lang
	Title:	Managing Director

BROOKFIELD PROPERTY MASTER HOLDINGS LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BROOKFIELD PROPERTY GROUP LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BROOKFIELD PROPERTY GROUP II LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BUSI II NTR SUB LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BUSI II GP-C LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BUSI II-C L.P., by its general partner, BUSI II GP-C LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director

BROOKFIELD PUBLIC SECURITIES GROUP HOLDINGS LLC

By:	/s/ Kevin English
Name:	Kevin English
Title:	Chief Operating Officer

BROOKFIELD PUBLIC SECURITIES GROUP LLC

By:	/s/ Kevin English
Name:	Kevin English
Title:	Chief Operating Officer

BIM CAPITAL LLC

By:	/s/ Kevin English
Name:	Kevin English
Title:	Chief Operating Officer

BROOKFIELD REIT ADVISER LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Managing Director